UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Senior Floating Rate Income Fund II (FCT)

Annual Report
For the Year Ended
May 31, 2024

Table of Contents
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Letter from the Chairman and CEO
May 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2024.
As we enter the month of June, one question that remains at the forefront of many economic discussions is whether U.S. monetary policy is appropriately positioned to slow the pace of inflation without stifling economic growth. It is a difficult question, especially since the answer can only be known in hindsight. In late 2023, the Federal Reserve (the “Fed”) stated that it expected to enact up to three interest rate cuts totaling 75 basis points in 2024. Following its meeting on June 11-12, 2024, however, the Fed revealed that current economic conditions lend support to just one interest rate cut during the year. The news came on the same day that the U.S. Bureau of Labor Statistics reported that the 12-month rate of change on the Consumer Price Index stood at 3.3% in May 2024, up 0.3 percentage points from its most recent low of 3.0% at the end of June 2023. As if stubborn inflation was not enough of a hurdle, it appears as though the pace of economic growth is slowing. U.S. gross domestic product rose at a tepid 1.3% annual rate in the first quarter of 2024, down from 3.4% in the fourth quarter of 2023. While one quarter does not indicate a trend, it is concerning to see such a rapid decline in the pace of U.S. productivity.
I’d like to take a moment to talk about the U.S. consumer. Stubbornly high inflation coupled with increasing consumer debt and rising delinquencies may be a signal that the consumer is weakening. In May 2024, the University of Michigan’s Consumer Sentiment Index fell by 10.5% month-over-month, settling at a five-month low. Data on credit card debt and delinquency rates show deterioration as well. The Federal Reserve Bank of New York reported that total U.S. credit card debt stood at $1.12 trillion in the first quarter of 2024. Despite the figure representing a decline of $14 billion on a quarter-over-quarter basis, delinquency rates are rising. The delinquency rate on credit cards issued by all U.S. commercial banks stood at 3.16%, up from 2.45% in the first quarter of 2023 and well-above the pre-COVID-19 low of 2.11% set in the first quarter of 2015. Small businesses are struggling to pay their bills as well. In April 2024, 43% of small business renters were unable to pay their rent on time and in full.
Despite these issues, we remain optimistic regarding the ability of Americans to develop innovative solutions to complex problems. For example, consider the dramatic developments brought on by Artificial Intelligence and other technologies such as hybrid and electric vehicles, small modular reactors, innovative treatments for diseases, and vertical farming; the list goes on and on. American ingenuity knows no bounds. As such, we continue to caution investors against taking an overly myopic viewpoint when it comes to their allocations. Over time, the U.S. has a proven track record of innovation and growth. As such, we look forward to what the future holds.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of May 31, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$10.47
Common Share Net Asset Value (“NAV”)	$11.03
Premium (Discount) to NAV	(5.08)%
Net Assets Applicable to Common Shares	$286,534,606
Current Monthly Distribution per Common Share(1)	$0.0970
Current Annualized Distribution per Common Share	$1.1640
Current Distribution Rate on Common Share Price(2)	11.12%
Current Distribution Rate on NAV(2)	10.55%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 5/31/24	5 Years Ended 5/31/24	10 Years Ended 5/31/24	Inception (5/25/04) to 5/31/24
Fund Performance(3)
NAV	12.96%	5.25%	4.89%	4.55%
Market Value	22.93%	6.99%	5.03%	4.04%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	13.23%	5.47%	4.62%	4.93%

(1)
Most recent distribution paid through May 31, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of May 31, 2024 (Unaudited)

Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BBB-	5.0%
BB+	3.6
BB	4.2
BB-	8.1
B+	18.8
B	37.8
B-	16.5
CCC+	4.1
CCC-	0.3
Not Rated	1.6
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(5)
Nexstar Media, Inc.	2.6%
Clarivate Analytics PLC (Camelot)	2.4
HUB International Limited	2.4
BroadStreet Partners, Inc.	2.3
CCC Intelligent Solutions, Inc.	2.2
Dun & Bradstreet Corp.	2.2
Alliant Holdings I LLC	2.1
Edelman Financial Engines Center LLC	2.1
1011778 BC ULC / New Red Finance, Inc.	2.1
IRB Holding Corp. (Arby’s/Inspire Brands)	2.0
Total	22.4%

Industry Classification	% of Total Long-Term Investments(5)
Software	19.0%
Insurance	18.2
Health Care Technology	8.5
Hotels, Restaurants & Leisure	6.7
Health Care Providers & Services	6.6
Professional Services	6.5
Media	6.2
Commercial Services & Supplies	4.6
Containers & Packaging	4.4
Capital Markets	2.3
Diversified Telecommunication Services	2.0
Diversified Consumer Services	1.9
Specialty Retail	1.7
Health Care Equipment & Supplies	1.6
Wireless Telecommunication Services	1.4
Aerospace & Defense	1.4
Automobile Components	1.3
Machinery	1.2
Financial Services	1.0
Food Products	0.8
Trading Companies & Distributors	0.7
Electronic Equipment, Instruments & Components	0.6
Pharmaceuticals	0.6
Consumer Staples Distribution & Retail	0.2
IT Services	0.2
Construction & Engineering	0.2
Building Products	0.1
Leisure Products	0.1
Life Sciences Tools & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)
Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2024 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2024, the First Trust Leveraged Finance Team managed or supervised approximately $6.1 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of the First Trust Senior Floating Rate Income Fund II (the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
During the twelve-month period ended May 31, 2024, the market remained largely focused on the Federal Reserve’s (the “Fed”) resolve against lingering inflation and the ensuing interest rate volatility. At the first Fed meeting of the period, in June of 2023, the Fed held the target terminal Federal Funds rate steady at 5.00-5.25%, despite inflation remaining well above its 2.00% target. While this may have excited markets, the target rate remained 500 basis points (“bps”) higher than it was in March of 2022 when the Fed first embarked on its tightening regime. Further, at the end of the third quarter of 2023, the 2-year/10-year U.S. Treasury yield curve, which inverted in July of 2022, remained inverted by 106 bps, marking its steepest inversion since the 1980s. Despite the inversion of the yield curve, as the S&P 500® Index hovered near 4,500, nearly 1,000 bps higher than its bottom in October of 2022, the market seemed convinced of a soft landing, perhaps forgetting that equity highs often occur closely before recessions. Notably, it is not out of context with history to have a surge in soft landing conviction before the economy begins to weaken. At the end of the third quarter of 2023, the real 10-Year U.S. Treasury yield was 2.23%. Prior to the Global Financial Crisis in 2008/2009, the real 10-Year U.S. Treasury yield peaked at 2.82%. In effect, higher real rates have historically resulted in drags on the overall business cycle.
As the fourth quarter of 2023 arrived, the U.S. Treasury market traded with renewed volatility on the back of a hawkish Fed meeting in September, strong third quarter gross domestic product growth, and growing concerns over the U.S. government’s budget deficit. At the Fed’s December policy meeting, Chairman Jerome Powell’s public discourse around monetary policy decidedly shifted as he abandoned the “higher for longer” rate regime in favor of a “peak rate” regime, indicating the unlikelihood of future interest rate hikes. Powell’s shift was both overt and abrupt, marked by rallying equity markets and plummeting interest rates as the bond market quickly priced in approximately 150 bps of rate cuts in 2024. The market’s premature and overzealous assessment stood in stark contrast to the Fed’s very own forecast of just three interest rate cuts of 25 bps each in 2024. However, at the Fed’s March 2024 meeting, as the Fed reiterated its expectation for three interest rate cuts in the current year after strong economic growth and sticky inflation colored the first quarter of 2024, bond investors reduced their expectations for additional cuts, ultimately aligning the market’s expectations with those of the Fed. Further, the Fed had acknowledged that current interest rates were sufficiently restrictive; said differently, the Fed did not appear inclined to support a significant increase in real interest rates from existing levels for fear of spurring a significant economic slowdown. Rather, the Fed has indicated its intent to hold rates at current levels for longer than originally expected.
The 10-Year U.S. Treasury yield (rates) increased from 3.88% at 2023 year-end to 4.20% at the end of the first quarter of 2024. The 10-Year U.S. Treasury yielded 4.50% at the end of the reporting period on May 31, 2024. For the twelve-month period ended May 31, 2024, investment grade corporate bonds returned 4.67%, senior loans returned 13.23%, and high yield corporate bonds returned 11.18%. The S&P 500® Index returned 28.19%.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2024 (Unaudited)
Senior Loan Market
Senior loan spreads over the 3-month United States Secured Overnight Financing Rate (SOFR) decreased 157 basis points (“bps”) in the twelve-month period ended May 31, 2024 to S+451 bps. The current spread is 66 bps below the senior loan market’s long-term average spread of S+517 bps (December 1997 – May 2024)(1). Loan fund inflows totaled $11.20 billion over the last twelve-month (“LTM”) period(2).
In the LTM period, higher quality BB rated senior loans returned 10.74%, underperforming single-B rated senior loans (+14.48%) and CCC rated senior loans (+17.25%). The average price of senior loans in the market increased from $92.89 at the beginning of the period to $96.93 at the end of the period.
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries decreased 151 bps in the twelve-month period ended May 31, 2024 to T+320 bps. The current spread is 223 bps below the high-yield bond market’s long-term average spread over U.S. Treasuries of T+543 bps (December 1997 – May 2024)(1). High-yield bond inflows totaled $8.6 billion in the LTM period(2).
In the LTM period, higher quality BB rated high-yield bonds returned 9.79%, underperforming single-B rated bonds (+11.30%) and CCC rated bonds (+16.25%). The average price of high-yield bonds in the market increased from $87.48 at the beginning of the period to $92.54 at the end of the period.
Default Rates
In the twelve-month period ended May 31, 2024, default rates decreased within the high-yield bond and senior loan markets, as measured by the JP Morgan High-Yield Bond Universe and the Morningstar® LSTA® US Leveraged Loan Index, respectively. The LTM default rate within the high-yield bond market decreased from 1.49% at the beginning of the period to 1.25% at end of the period(2). The LTM default rate within the senior loan market decreased from 1.58% at the beginning of the period to 1.08% at the end of the period(1). The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 2.96% and 2.67%, respectively(1)(2).

(1)
Source: Bloomberg. Performance of senior loans and high-yield bonds are based on the Morningstar® LSTA® U.S. Leveraged Loan Index and ICE BofA U.S. High Yield Constrained Index, respectively.
(2)
Source: J.P. Morgan High Yield Bond and Leveraged Loan Market Monitor.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2024 (Unaudited)
Performance Analysis
Average Annual Total Returns
	1 Year Ended 5/31/24	5 Years Ended 5/31/24	10 Years Ended 5/31/24	Inception (5/25/04) to 5/31/24
Fund Performance(3)
NAV	12.96%	5.25%	4.89%	4.55%
Market Value	22.93%	6.99%	5.03%	4.04%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	13.23%	5.47%	4.62%	4.93%

Performance of a $10,000 Initial Investment
May 31, 2014 - May 31, 2024
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/31/14
5/31/15
5/31/16
5/31/17
5/31/18
5/31/19
5/31/20
5/31/21
5/31/22
5/31/23
5/31/24
$16,336
$15,713
First Trust Senior Floating Rate Income Fund II
Morningstar® LSTA® US Leveraged Loan Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the twelve-month period ended May 31, 2024, the Fund generated a net asset value (“NAV”) return(3) of 12.96% and a market price return(3) of 22.93%. This compares to the Morningstar® LSTA® US Leveraged Loan Index’s (the “Index”) return of 13.23% over the same period.
The Fund’s discount to NAV tightened 769 bps from one year ago. At the start of the period, the Fund’s market price traded at a 12.77% discount to NAV; by the end of the period, the Fund’s market price traded at a 5.08% discount to NAV.
The Fund’s strategic use of leverage was the largest positive driver of performance relative to that of the Index over the LTM period. The Fund tactically deployed leverage throughout the reporting period, beginning the period with leverage of 14.43% of adjusted net assets (net assets plus borrowings) and ending the period with leverage of 9.76%. With respect to industries, the Fund benefitted from its security selection within the Financial Services and Telecommunication Services industries(4). Conversely, the Fund’s overweight to the Healthcare Equipment and Supplies and Software & Services industries detracted from performance. While the Fund’s allocation to these industries generated strong positive performance, it lagged that of the Index. From a ratings perspective, the Fund’s exposure to high quality assets in the BBB rated and BB rated portions of the market detracted from performance as lower quality assets outperformed throughout the reporting period. However, we expect the Fund’s defensive positioning to serve it well over time. The Fund’s security selection within the B rated portion of the market detracted from performance despite generating strong positive returns as those returns lagged those of the Index. Throughout the reporting period, the Fund tactically reduced its allocation to bonds from 7.6% of total investments at the beginning of the period to 4.3% at the end of the period. While still generating a strong positive return, the Fund’s allocation to bonds detracted from performance as senior loans outperformed throughout the reporting period.

(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(4)
Industry classifications for performance attribution are based on the Morningstar® LSTA® US Leveraged Loan Index’s GICS Industry Group.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2024 (Unaudited)
The Fund has a practice of seeking to maintain relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate was $0.0970 throughout the period. At the $0.0970 per share monthly distribution rate, the annualized distribution rate at May 31, 2024 was 10.55% based on NAV and 11.12% based on market price. For the twelve-month period ended May 31, 2024, 77.98% of the distributions were characterized as ordinary income and 22.02% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
Over two years have passed since the Fed’s first interest rate hike of this cycle, and roughly 10 months have now passed since the Fed’s last interest rate hike. While interest rates have indeed remained higher for longer, interest rate volatility has declined as the Fed has shifted from an “increasing rate regime” to a “peak rate regime.” Importantly, lower interest rate volatility should result in calmer water for bond investors. In our opinion, the market’s interest rate expectations now appear reasonable, real rates are sufficient for the current inflation environment, and interest volatility is declining. Further, the yield of today’s bond market, coupled with its current convexity, offer additional protection to investors. We continue to favor defensive positioning in corporations that exhibit lower cyclicality as we trade the business cycle. In this environment of widespread uncertainty, we remain focused on our detailed credit underwriting process and disciplined approach to risk management.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
May 31, 2024

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 107.3%
	Aerospace & Defense – 1.5%
$398,647	Transdigm, Inc., Term Loan J, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	8.56%	02/28/31	$400,690
3,989,925	Transdigm, Inc., Term Loan K, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.06%	03/22/30	4,011,889
				4,412,579
	Alternative Carriers – 0.7%
1,909,468	Level 3 Financing, Inc., Term Loan B1, 1 Mo. CME Term SOFR + 6.56%, 0.00% Floor	11.88%	04/16/29	1,857,855
	Application Software – 17.4%
621,303	Applied Systems, Inc., 2024 Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.81%	02/23/31	627,491
7,136,335	CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	7.69%	09/21/28	7,177,369
1,504,324	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	9.06%	09/30/28	1,510,273
3,065,371	Epicor Software Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.58%	05/31/31	3,083,380
4,318,894	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.41%	10/01/27	4,209,130
1,073,471	Genesys Cloud Services Holding II LLC (f/k/a Greeneden), 2024 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.19%	12/01/27	1,084,318
3,064,760	Genesys Cloud Services Holding II LLC (f/k/a Greeneden), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.83%	12/01/27	3,090,213
5,497,090	Informatica Corp., Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.19%	10/29/28	5,528,012
1,810,095	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2023 New Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.58%	05/03/28	1,815,344
1,265,863	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2nd Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	11.58%	02/23/29	1,266,458
49,896	ION Trading Technologies Ltd., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.34%	04/03/28	50,003
2,262,185	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.17%	04/30/28	2,133,048
2,016,198	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.17%	04/30/28	1,250,043
1,915,806	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.58%	03/01/29	1,919,762
355,701	N-Able, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.36%	07/19/28	357,035
1,302,004	Open Text Corp. (GXS), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	7.58%	01/31/30	1,312,094
618,089	PowerSchool Holdings, Inc. (Severin), Extended Term Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	08/01/27	620,870
1,018,640	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2024 Refi Term Loan B, 2 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.07%	10/28/30	1,026,647
131,616	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.44%	04/24/28	130,069
3,050,397	SolarWinds Holdings, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	02/05/27	3,074,800
2,055,627	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.59%	06/04/28	2,059,297
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Application Software (Continued)
$2,323,767	Ultimate Kronos Group (UKG, Inc.), 2024 Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.82%	02/10/31	$2,343,995
4,055,720	Veeam Software Holdings Ltd. (VS Buyer LLC), 2024 Initial Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.57%	04/01/31	4,089,951
				49,759,602
	Asset Management & Custody Banks – 2.5%
460,992	Alter Domus (Chrysaor Bidco SARL), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.84%	05/31/31	463,297
3,529,689	Edelman Financial Engines Center LLC, Refinanced Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	10.58%	10/31/28	3,536,466
3,280,785	Edelman Financial Engines Center LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.75% Floor	8.94%	04/07/28	3,280,785
				7,280,548
	Automotive Parts & Equipment – 1.4%
2,023,683	Caliber Collision (Wand NewCo 3, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.08%	01/31/31	2,042,311
2,000,000	Clarios Global, L.P. (Power Solutions), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	05/06/30	2,014,380
				4,056,691
	Automotive Retail – 1.2%
748,779	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Term B Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	04/23/31	752,212
2,730,134	Mavis Tire Express Services Topco Corp., 2024 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.75% Floor	9.08%	05/04/28	2,750,788
				3,503,000
	Broadcasting – 4.0%
308,813	E.W. Scripps Co., Tranche B-3 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.44%	01/07/28	276,387
2,299,338	Gray Television, Inc., Term Loan E, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.93%	01/02/26	2,292,164
3,101,009	iHeartCommunications, Inc., Second Amendment Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	05/01/26	2,411,810
6,412,128	Nexstar Media, Inc., Incremental Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.94%	09/19/26	6,436,174
11,440	Univision Communications, Inc., 2021 Replacement New First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.69%	03/15/26	11,458
				11,427,993
	Building Products – 0.1%
260,840	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.84%	02/25/29	260,235
134,431	Miter Brands Acq. Holdco, Inc. (MIWD), 2024 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.83%	03/31/31	135,621
				395,856
	Cable & Satellite – 0.1%
388,406	Charter Communications Operating LLC, Term Loan B4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.30%	12/07/30	386,490
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming – 1.2%
$677,497	Caesars Entertainment, Inc. (f/k/a Eldorado Resorts), 2024 Term Loan B-1, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.10%	02/06/31	$680,461
2,382,286	Golden Nugget, Inc. (Fertitta Entertainment LLC), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.07%	01/29/29	2,392,220
544	Scientific Games Holdings, L.P. (Scientific Games Lottery), Initial Dollar Term Loan, 2 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.56%	04/04/29	546
213,604	Scientific Games Holdings, L.P. (Scientific Games Lottery), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.56%	04/04/29	214,490
				3,287,717
	Commercial Printing – 1.2%
3,466,095	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	10.42%	10/29/28	3,441,867
	Construction & Engineering – 0.2%
506,848	APi Group DE, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.33%	01/03/29	509,065
	Diversified Support Services – 0.6%
1,641,750	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.44%	05/17/28	1,641,922
	Education Services – 1.2%
3,399,251	Ascensus Holdings, Inc. (Mercury), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	08/02/28	3,408,820
	Electronic Equipment & Instruments – 0.7%
1,347,367	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.68%	11/03/28	1,350,001
856,494	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.60%	08/20/25	741,583
				2,091,584
	Environmental & Facilities Services – 1.2%
245,211	Allied Universal Holdco LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.18%	05/15/28	245,519
3,219,404	GFL Environmental, Inc., 2023 Refinancing Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.83%	05/31/27	3,242,214
				3,487,733
	Food Distributors – 0.3%
808,406	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.44%	09/13/26	812,783
	Health Care Facilities – 4.0%
2,838,264	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	08/24/28	2,855,649
635,577	Gentiva Health Services, Inc. (Kindred at Home/Charlotte Buyer), Initial Term B Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	10.57%	02/11/28	640,452
829,453	IVC Evidensia (IVC Acquisition Midco Ltd.), Facility B9, 3 Mo. CME Term SOFR + 5.50%, 0.50% Floor	10.81%	12/06/28	832,911
4,759,349	Select Medical Corp., Tranche B-1, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	03/06/27	4,784,621
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Facilities (Continued)
$2,189,281	Southern Veterinary Partners LLC, 2024 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 1.00% Floor	9.08%	10/05/27	$2,197,502
				11,311,135
	Health Care Services – 3.5%
648,193	Agiliti Health, Inc. (Universal Hospital Services), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.30%	05/01/30	647,992
2,596,880	CHG Healthcare Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	09/30/28	2,608,786
1,550,168	DaVita, Inc., Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.19%	08/12/26	1,552,478
2,582,510	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.44%	11/01/28	2,595,242
387,142	Radnet Management, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.83%	04/10/31	388,431
2,150,000	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.82%	12/19/30	2,164,287
				9,957,216
	Health Care Supplies – 1.7%
4,755,748	Medline Borrower, L.P. (Mozart), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.08%	10/21/28	4,792,771
	Health Care Technology – 9.5%
4,801,375	athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.58%	02/15/29	4,801,711
123,445	Clario (fka eResearch Technology, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 1.00% Floor	9.32%	02/04/27	124,168
993,417	Datavant Group (fka Ciox) (CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.69%	12/16/25	995,488
1,695,833	Ensemble RCM LLC (Ensemble Health), 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	08/01/29	1,707,721
393,107	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), 2024 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.94%	03/10/28	395,727
4,206,580	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.69%	03/10/28	4,225,362
1,492,181	R1 RCM Holdco, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.33%	06/21/29	1,502,253
3,368,724	Verscend Technologies, Inc. (Cotiviti), Floating Rate Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.56%	05/01/31	3,387,690
5,241,699	Waystar Technologies, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.33%	10/22/29	5,264,632
773,189	WS Audiology (Auris Lux III SARL), USD Term Loan B, 6 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.99%	02/08/29	776,092
4,085,002	Zelis Payments Buyer, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	09/28/29	4,107,633
				27,288,477
	Hotels, Resorts & Cruise Lines – 0.3%
453,685	Alterra Mountain Company, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	08/17/28	457,231
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Hotels, Resorts & Cruise Lines (Continued)
$393,979	Wyndham Hotels & Resorts, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.07%	05/25/30	$395,407
				852,638
	Industrial Machinery & Supplies & Components – 1.3%
2,699,146	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	10/21/28	2,716,231
123,490	Gates Global LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	7.45%	06/04/31	124,018
367,238	Madison IAQ LLC, Initial Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.07%	06/21/28	368,455
610,979	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), 2024 USD Refi Loan, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.79%	04/30/30	615,785
				3,824,489
	Insurance Brokers – 18.8%
6,795,705	Alliant Holdings I LLC, Term Loan B-6, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.82%	11/06/30	6,830,770
5,053,588	Amwins Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.75% Floor	7.69%	02/19/28	5,070,088
5,185,543	AssuredPartners, Inc., 2024 Term Loan B5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	02/14/31	5,230,709
937,317	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.57%	05/27/31	940,832
7,223,119	BroadStreet Partners, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	06/14/31	7,262,485
18,835	HUB International Ltd., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.58%	06/20/30	18,982
7,515,273	HUB International Ltd., 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.57%	06/20/30	7,573,817
130,896	Hyperion Insurance Group Ltd. (aka - Howden Group), 2023 USD Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.33%	04/18/30	131,763
1,591,858	IMA Financial Group, Inc., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.59%	11/01/28	1,596,840
4,885,556	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.68%	11/16/27	4,919,267
4,256,905	Ryan Specialty Group LLC, 2024 Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.75% Floor	8.08%	09/01/27	4,290,428
1,036,130	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Second Lien Term Loan, 2 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.09%	05/06/32	1,061,386
2,704,947	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Term Loan B, 2 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.59%	05/06/31	2,726,194
1,703,900	USI, Inc., 2029 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.05%	11/22/29	1,709,583
4,369,898	USI, Inc., 2030 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	09/29/30	4,385,892
				53,749,036
	Integrated Telecommunication Services – 1.6%
3,327,768	Numericable (Altice France SA or SFR), Term Loan B-11, 3 Mo. Synthetic USD LIBOR + 2.75%, 0.00% Floor	8.34%	07/31/25	2,915,358
992,463	Numericable (Altice France SA or SFR), Term Loan B-12, 3 Mo. Synthetic USD LIBOR + 3.69%, 0.00% Floor	9.28%	01/31/26	836,770
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Integrated Telecommunication Services (Continued)
$938,678	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.65%	03/09/27	$826,290
				4,578,418
	IT Consulting & Other Services – 0.2%
575,530	CDK Global, Inc.(Central Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	07/06/29	580,929
	Leisure Products – 0.1%
199,731	Amer Sports Company, Initial Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	02/16/31	201,229
	Metal, Glass & Plastic Containers – 1.6%
622,094	Berlin Packaging LLC, Term Loan B-7, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.06%-9.32%	05/15/31	623,951
2,220,668	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.32%-9.33%	09/15/28	2,238,156
937,872	Tekni-Plex (Trident TPI Holdings, Inc.), Tranche B-6 Term Loan, 3 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.30%	09/17/28	942,505
686,526	TricorBraun, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	03/03/28	686,196
				4,490,808
	Other Diversified Financial Services – 0.5%
1,492,000	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Initial USD Term Loan, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.31%	12/31/30	1,500,184
	Other Specialty Retail – 0.7%
2,189,725	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.82%	03/04/28	1,989,332
	Packaged Foods & Meats – 0.9%
394,008	Nomad Foods Ltd., Term Loan B-5, 6 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.81%	11/08/29	395,578
1,473,591	Shearer’s Foods LLC (Fiesta Purchaser, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.33%	02/12/31	1,488,784
562,078	Utz Quality Foods LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	01/20/28	565,065
				2,449,427
	Paper & Plastic Packaging Products & Materials – 3.3%
4,964,810	Graham Packaging Company, L.P., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.44%	08/04/27	4,989,063
2,942,761	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), 2024 Refi Term Loan B-4, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.82%	09/24/28	2,953,929
1,638,733	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	10.31%	12/02/30	1,643,649
				9,586,641
	Pharmaceuticals – 0.6%
1,774,289	Parexel International Corp. (Phoenix Newco), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.69%	11/15/28	1,786,585
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Property & Casualty Insurance – 1.6%
$4,445,701	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.08%	02/24/28	$4,473,775
	Research & Consulting Services – 7.3%
3,301,056	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.94%	02/04/28	3,315,399
7,782,419	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	01/31/31	7,797,984
6,896,564	Dun & Bradstreet Corp., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.07%	01/18/29	6,927,702
371,131	Grant Thornton Advisors LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.60%	05/31/31	374,034
578,855	J.D. Power (Project Boost Purchaser LLC), 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	05/30/26	582,021
133,732	J.D. Power (Project Boost Purchaser LLC), 2021 Incremental Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	9.07%	05/30/26	134,464
987,080	J.D. Power (Project Boost Purchaser LLC), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.94%	05/30/26	992,563
812,003	Veritext Corp. (VT TopCo, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	08/12/30	817,078
				20,941,245
	Restaurants – 5.7%
6,570,542	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term B-5 Loan, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.58%	09/21/30	6,587,001
6,539,976	IRB Holding Corp. (Arby’s/Inspire Brands), 2024 Replacement Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.75% Floor	8.18%	12/15/27	6,572,970
3,147,602	Whatabrands LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.08%	08/03/28	3,156,038
				16,316,009
	Security & Alarm Services – 1.6%
4,537,860	Garda World Security Corp., 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.58%	02/01/29	4,587,209
	Specialized Consumer Services – 0.9%
2,675,412	Mister Car Wash Holdings, Inc., 2024 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	03/27/31	2,692,615
	Specialized Finance – 0.6%
622,094	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.32%	05/19/31	622,937
1,408,086	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.69%	09/25/26	1,115,690
				1,738,627
	Systems Software – 3.1%
1,494,017	Gen Digital, Inc. (fka NortonLifeLock, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.50% Floor	7.43%	09/12/29	1,497,289
2,359,638	Idera, Inc., Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.23%	03/02/28	2,369,313
1,543,166	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.32%	08/31/28	1,549,246
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$2,981,260	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.32%	05/09/31	$2,996,718
407,844	SUSE (Marcel Bidco LLC), 2024 Refi Term Loan B, Daily CME Term SOFR + 4.00%, 0.50% Floor	9.31%-9.33%	11/09/30	411,223
				8,823,789
	Trading Companies & Distributors – 0.8%
2,290,739	SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.94%	06/04/28	2,307,806
111,601	SRS Distribution, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.59%	06/04/28	112,457
				2,420,263
	Wireless Telecommunication Services – 1.6%
4,612,647	SBA Senior Finance II LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.33%	01/25/31	4,636,840
	Total Senior Floating-Rate Loan Interests			307,331,792
	(Cost $307,334,995)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 4.2%
	Application Software – 0.1%
238,000	GoTo Group, Inc. (d)	5.50%	05/01/28	198,135
238,000	GoTo Group, Inc. (d)	5.50%	05/01/28	123,176
				321,311
	Broadcasting – 1.7%
1,199,000	iHeartCommunications, Inc. (d)	5.25%	08/15/27	663,569
2,129,000	Nexstar Media, Inc. (d)	5.63%	07/15/27	2,011,187
2,395,000	Sirius XM Radio, Inc. (d)	3.13%	09/01/26	2,242,844
				4,917,600
	Cable & Satellite – 1.1%
2,137,000	CCO Holdings LLC / CCO Holdings Capital Corp. (d)	5.13%	05/01/27	2,043,879
1,465,000	CSC Holdings LLC (d)	7.50%	04/01/28	819,308
374,000	CSC Holdings LLC (d)	11.25%	05/15/28	302,155
				3,165,342
	Casinos & Gaming – 0.4%
572,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (d)	4.63%	01/15/29	514,965
572,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.25%	12/01/26	550,170
				1,065,135
	Health Care Supplies – 0.1%
274,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (d)	6.25%	04/01/29	274,398
	Insurance Brokers – 0.1%
346,000	AmWINS Group, Inc. (d)	4.88%	06/30/29	318,362
	Systems Software – 0.7%
2,000,000	Boxer Parent Co., Inc. (d)	9.13%	03/01/26	2,009,311
	Total Corporate Bonds and Notes			12,071,459
	(Cost $12,863,540)
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.6%
	Application Software – 0.0%
$22,000	Open Text Corp. (d)	3.88%	02/15/28	$20,237
	Environmental & Facilities Services – 0.6%
1,554,000	GFL Environmental, Inc. (d)	3.75%	08/01/25	1,518,246
305,000	GFL Environmental, Inc. (d)	4.00%	08/01/28	279,172
				1,797,418
	Total Foreign Corporate Bonds and Notes			1,817,655
	(Cost $1,817,633)

Shares	Description	Value
COMMON STOCKS (c) – 0.0%
	Pharmaceuticals – 0.0%
150,392	Akorn, Inc. (e) (f) (g)	11,505
	(Cost $1,724,086)
RIGHTS (c) – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (g) (h) (i) (j)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (g) (h) (i) (j)	0
	Total Rights	0
	(Cost $0)
	Total Investments – 112.1%	321,232,411
	(Cost $323,740,254)
	Outstanding Loans – (10.8)%	(31,000,000)
	Net Other Assets and Liabilities – (1.3)%	(3,697,805)
	Net Assets – 100.0%	$286,534,606

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2024, securities noted as such amounted to $13,889,114 or 4.8% of net assets.

(e)	This issuer has filed for protection in bankruptcy court.
(f)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)	Non-income producing security.
(h)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
May 31, 2024, securities noted as such are valued at $0 or 0.0% of net assets.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2024
(i)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(j)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$307,331,792	$—	$307,331,792	$—
Corporate Bonds and Notes*	12,071,459	—	12,071,459	—
Foreign Corporate Bonds and Notes*	1,817,655	—	1,817,655	—
Common Stocks*	11,505	—	11,505	—
Rights*	— **	—	—	— **
Total Investments	$321,232,411	$—	$321,232,411	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
May 31, 2024

ASSETS:
Investments, at value	$ 321,232,411
Cash	2,178,303
Receivables:
Investment securities sold	19,956,189
Interest	1,143,938
Prepaid expenses	21,376
Unrealized appreciation on unfunded loan commitments	3,182
Total Assets	344,535,399
LIABILITIES:
Outstanding loans	31,000,000
Payables:
Investment securities purchased	26,416,604
Interest and fees on loans	224,027
Investment advisory fees	203,776
Audit and tax fees	83,190
Shareholder reporting fees	24,150
Administrative fees	23,372
Legal fees	8,849
Trustees’ fees and expenses	8,617
Custodian fees	3,572
Transfer agent fees	1,714
Financial reporting fees	771
Other liabilities	2,151
Total Liabilities	58,000,793
NET ASSETS	$286,534,606
NET ASSETS consist of:
Paid-in capital	$ 346,155,528
Par value	259,834
Accumulated distributable earnings (loss)	(59,880,756)
NET ASSETS	$286,534,606
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.03
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
Investments, at cost	$323,740,254
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Year Ended May 31, 2024

INVESTMENT INCOME:
Interest	$ 30,616,276
Total investment income	30,616,276
EXPENSES:
Interest and fees on loans	3,774,352
Investment advisory fees	2,567,282
Administrative fees	217,230
Legal fees	203,057
Audit and tax fees	82,431
Shareholder reporting fees	79,212
Trustees’ fees and expenses	34,389
Listing expense	25,695
Transfer agent fees	20,208
Financial reporting fees	9,250
Custodian fees	8,001
Other	23,849
Total expenses	7,044,956
NET INVESTMENT INCOME (LOSS)	23,571,320
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,083,282)
Net change in unrealized appreciation (depreciation) on:
Investments	9,600,988
Unfunded loan commitments	32,903
Net change in unrealized appreciation (depreciation)	9,633,891
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,550,609
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,121,929
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets

	Year Ended 5/31/2024	Year Ended 5/31/2023
OPERATIONS:
Net investment income (loss)	$ 23,571,320	$ 20,042,020
Net realized gain (loss)	(1,083,282)	(18,246,359)
Net change in unrealized appreciation (depreciation)	9,633,891	12,180,168
Net increase (decrease) in net assets resulting from operations	32,121,929	13,975,829
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(23,583,385)	(20,337,430)
Return of capital	(6,661,278)	(2,696,843)
Total distributions to shareholders	(30,244,663)	(23,034,273)
Total increase (decrease) in net assets	1,877,266	(9,058,444)
NET ASSETS:
Beginning of period	284,657,340	293,715,784
End of period	$ 286,534,606	$ 284,657,340
COMMON SHARES:
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Year Ended May 31, 2024

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$32,121,929
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(675,554,975)
Sales, maturities and paydown of investments	696,924,370
Net amortization/accretion of premiums/discounts on investments	(1,068,754)
Net realized gain/loss on investments	1,083,282
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(9,633,891)
Changes in assets and liabilities:
Increase in interest receivable	(43,376)
Increase in prepaid expenses	(141)
Increase in interest and fees payable on loans	112,277
Decrease in investment advisory fees payable	(9,185)
Increase in audit and tax fees payable	13,311
Decrease in legal fees payable	(3,700)
Decrease in shareholder reporting fees payable	(462)
Decrease in administrative fees payable	(1,593)
Increase in custodian fees payable	1,357
Increase in transfer agent fees payable	102
Increase in trustees’ fees and expenses payable	939
Decrease in other liabilities payable	(2,013)
Cash provided by operating activities		$43,939,477
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(23,583,385)
Distributions to Common Shareholders from return of capital	(6,661,278)
Repayment of borrowings	(124,000,000)
Proceeds from borrowings	107,000,000
Cash used in financing activities		(47,244,663)
Decrease in cash		(3,305,186)
Cash at beginning of period		5,483,489
Cash at end of period		$2,178,303
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$3,662,075
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended May 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$ 10.96	$ 11.30	$ 12.70	$ 12.46	$ 13.70
Income from investment operations:
Net investment income (loss)	0.91 (a)	0.78	0.56	0.55	0.67
Net realized and unrealized gain (loss)	0.32	(0.23)	(0.99)	0.90	(0.97)
Total from investment operations	1.23	0.55	(0.43)	1.45	(0.30)
Distributions paid to shareholders from:
Net investment income	(0.90)	(0.79)	(0.57)	(0.56)	(0.69)
Return of capital	(0.26)	(0.10)	(0.40)	(0.69)	(0.25)
Total distributions paid to Common Shareholders	(1.16)	(0.89)	(0.97)	(1.25)	(0.94)
Common Share repurchases	—	—	—	0.04	—
Net asset value, end of period	$11.03	$10.96	$11.30	$12.70	$12.46
Market value, end of period	$10.47	$9.56	$10.90	$12.60	$11.12
Total return based on net asset value (b)	12.96%	6.01%	(3.64)%	13.51%	(1.38)%
Total return based on market value (b)	22.93%	(4.14)%	(6.31)%	26.18%	0.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 286,535	$ 284,657	$ 293,716	$ 329,619	$ 332,267
Ratio of total expenses to average net assets	2.45%	2.08%	1.67%	1.70%	2.35%
Ratio of total expenses to average net assets excluding interest expense	1.14%	1.13%	1.24%	1.30%	1.26%
Ratio of net investment income (loss) to average net assets	8.20%	6.97%	4.64%	4.37%	4.98%
Portfolio turnover rate	98%	67%	45%	78%	64%
Indebtedness:
Total loans outstanding (in 000’s)	$ 31,000	$ 48,000	$ 116,000	$ 136,000	$ 119,000
Asset coverage per $1,000 of indebtedness (c)	$ 10,243	$ 6,930	$ 3,532	$ 3,424	$ 3,792

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)
the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of May 31, 2024, the Fund had the following unfunded loan commitments:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Alter Domus (Chrysaor Bidco SARL), Term Loan	$ 34,093	$ 34,093	$ 34,263	$ 170
Epicor Software Corp., Term Loan	359,655	358,756	361,768	3,012
		$392,849	$396,031	$3,182
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$0.08	$1,724,086	$11,505	0.00%*
* Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2024, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $39,787, a decrease in accumulated net realized gain (loss) of $40,479, and an increase to paid-in capital of $692. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2024 and 2023, was as follows:
Distributions paid from:	2024	2023
Ordinary income	$23,583,385	$20,337,430
Capital gains	—	—
Return of capital	6,661,278	2,696,843

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
As of May 31, 2024, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(57,373,687)
Net unrealized appreciation (depreciation)	(2,507,069)
Total accumulated earnings (losses)	(59,880,756)
Other	—
Paid-in capital	346,415,362
Total net assets	$286,534,606
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2024, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $57,373,687.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2024, the Fund did not incur any late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of May 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$323,742,662	$2,054,427	$(4,564,678)	$(2,510,251)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2024, were $337,493,872 and $373,537,491, respectively.
5. Borrowings
Effective December 11, 2023, the Fund entered into a new credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $126,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 35 basis points (“bps”) on the undrawn amount of the facility when the utilization is below 90% of the maximum commitment amount. Prior to December 11, 2023, the Fund had a credit agreement with the Bank of Nova Scotia (“Scotia”) that provided a secured line of credit with a maximum commitment amount of $138,000,000. Under the credit agreement with Scotia, the borrowing rate was Term SOFR plus a credit spread adjustment of (a) 10 bps for a loan with a one month interest period, (b) 25 bps for a loan with a three month interest period, and (c) 40 bps for a loan with a six month interest period. Additionally, the spread on borrowed assets bearing interest at Term SOFR was the reference rate + 95 bps (plus the applicable credit spread adjustment). A commitment fee of 15 bps was charged on any undrawn amount of the maximum commitment amount when usage was greater than or equal to 75% or 25 bps if less than 75% of the total facility size was utilized. For the fiscal year ended May 31, 2024, the average amount outstanding was $54,770,492 with the average weighted average interest rate of 6.31%. As of May 31, 2024, the Fund had outstanding borrowings of $31,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the year ended May 31, 2024, were 8.50% and 6.13%, respectively. The weighted average interest rate at May 31, 2024 was 6.37%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate Income Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the portfolio of investments, as of May 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
July 25, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 13, 2023, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 11, 2023. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Mr. Erickson was 21,147,287 and the number of votes withheld was 672,120. The number of votes cast in favor of Mr. Kadlec was 20,968,016 and the number of votes withheld was 851,391. James A. Bowen, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital.
Principal Investment Policies
The Fund pursues its investment objectives through investment in a portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The portion of the Fund’s assets invested in Senior Loans will vary from time to time consistent with the Fund’s investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans have rates of interest which are typically redetermined either monthly, quarterly or semiannually by reference to a base lending rate, plus a premium. The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as “high yield” securities or “junk bonds.”
Under normal market conditions, the Fund may also:
•
Invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations (“CLOs”)), investment grade loans and fixed income debt obligations of any maturity, money market instruments, such as commercial paper, and publicly-traded high yield debt securities.
•
Invest up to 10% of its Managed Assets in securities of:
 o
Firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or
 o
Firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds.
These foregoing investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.
•
Invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets.
It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. The Fund’s investments in debt instruments may have fixed or variable principal payments and all types of interest rate and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.
The Fund does not intend to purchase publicly-traded equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.
The Fund may enter into certain derivative transactions to seek to manage the risks of the Fund’s portfolio securities and certain of these derivative transactions may provide investment leverage to the Fund’s portfolio. The Fund does not enter into derivative transactions as a principal part of its investment strategy.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
“Managed Assets” means the gross asset value of the Fund (including assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of Preferred Shares is not treated as a liability. Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio and other events.
The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days’ prior notice of any change in the Fund’s investment strategy. There can be no assurance that the Fund’s investment objectives will be achieved.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the “1940 Act”)), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.
3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.
4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Commission exemptive order.
5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.
6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.
7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.
For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund treats the Lender selling a participation and any persons interpositioned between the Lender and the Fund as an issuer. The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its total assets (including the amount borrowed) less all liabilities other than borrowings.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

LIBOR Risk. As of June 30, 2023, nearly all LIBOR publications ceased. While some LIBOR rates will continue to be published for a short period of time after June 30, 2023, it is only on an unrepresentative synthetic basis. Transitioning to a new reference rate may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, the Secured Overnight Financing Rate (“SOFR”) has been identified as the preferred alternative to LIBOR. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 9.76% of Managed Assets as of May 31, 2024. Asset coverage with respect to the borrowings was 1024.31% as of May 31, 2024 and the Fund had $95,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2024, the maximum commitment amount of the Credit Agreement was $126,000,000. As of May 31, 2024, the approximate average annual interest and fee rate was 7.44%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 7.44%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.73%.
The following table is furnished in response to requirements of the Securities and Exchange Commission (“SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 9.76% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 7.44%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-11.89%	-6.35%	-0.80%	4.74%	10.28%

Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

Board of Trustees and Officers
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	271	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	271
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	271
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	271	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	271	None

(1)
Currently, Niel B. Nielson and Denise M. Keefe, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen, Robert F. Keith and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	247	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	271	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since September 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2024 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•
Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•
Information about your transactions with us, our affiliates or others;
•
Information we receive from your inquiries by mail, e-mail or telephone; and
•
Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
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In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
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We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2024

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Senior Floating Rate Income Fund II (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $59,000 for the fiscal year ended 2023 and $59,000 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $14,070 for the fiscal year ended 2023 and $14,267 for the fiscal year ended 2024. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $14,070 for the Registrant, $31,000 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2024 were $14,267 for the Registrant, $28,600 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2024

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeffrey Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel, designated traders, and portfolio managers report to Mr. Housey.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2024

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
William Housey	Registered Investment Companies	7	$5.768B	0	0
Jeffrey Scott	Registered Investment Companies	7	$5.768B	0	0

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”'), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2024

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership as of May 31, 2024

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$50,001-$100,000
Jeffrey Scott	$10,001-$50,000

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 8, 2024

* Print the name and title of each signing officer under his or her signature.